SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 21, 2003


                          GUARDIAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its Charter)


                   FLORIDA                                   0-28490
         (State of other jurisdiction or             (Commission File Number)
          incorporation or organization)


          3880 N. 28 TERRACE, HOLLYWOOD, FLORIDA                 33020
         (Address of principal executive offices)             (Zip Code)


                                   58-1799634
                        (IRS Employer Identification No.)


                                 (954) 926-5200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On March 21, 2003, Guardian International, Inc. (the "Company") issued a press release announcing the decision of its Board of Directors to file a Form 15 on March 27, 2003, the effect of which will terminate the registration of the Company's Class A Voting Common Stock, par value $.001 per share, under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), thus terminating all obligations of the Company to file periodic and annual reports with the Securities and Exchange Commission. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated March 21, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GUARDIAN INTERNATIONAL, INC.

                                        By: /s/ HAROLD GINSBURG
                                           ----------------------------------
                                        Harold Ginsburg
                                        President and Chief Executive Officer



Dated:   March 24, 2003

                                  EXHIBIT INDEX


          Exhibit                                Description
          -------                                -----------

          99.1                           Press Release dated March 21, 2003.